SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 26, 2006
                                                          -------------

                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



          Delaware                    000-32551               23-3067904
------------------------------   -------------------   -------------------------

 (State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)              File No.)          Identification No.)


       Level 8, 580 St Kilda Road, Melbourne, Victoria Australia    3004
       -----------------------------------------------------------------

               (Address of Principal Executive Offices)          (Zip Code)



Company's telephone number                       61-3-8532-2860

Company's facsimile number                       61-3-8532-2805

Company's E-mail address                         lgdi@axisc.com.au
                                                 -----------------
Company's Web site address                       www.lgdi.net


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Item 8.01    Other Events


Effective June 26, 2006, Legend International Holdings, Inc., a Delaware corporation (the "Company") has amended the terms and conditions of its options expiring December 31, 2012 by:

     (i) allowing the options to be transferable, subject to compliance with applicable Federal and state securities laws; and

     (ii) insertion of a cashless exercise provision as follows:

          "The options may be exercised, in whole at any time or in part from time to time prior to the Expiry Date by the Holder:

          (i) by the surrender of this option certificate (with the subscription form at the end hereof duly executed) at the address set forth on the option certificate hereof, together with proper payment of the aggregate option price, or the proportionate part thereof if the options are exercised in part, with payment for Options made by certified or official bank check payable to the order of the Company; or

          (ii) by the surrender of this option certificate (with the cashless exercise form at the end hereof duly executed) (a "Cashless Exercise") at the address set forth on option certificate. Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay the aggregate option price, or the proportionate part thereof if the Options are exercised in part. In the event of a Cashless Exercise, the Holder shall exchange its Options for that number of Option Shares subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the then Current Market Price Per Share of Common Stock and the Per Share Option Price, and the denominator of which shall be the then Current Market Price Per Share of the Common Stock. For purposes of any computation under this Section 1(a), the then Current Market Price shall be based on the trading day prior to the Cashless Exercise.

               The then "Current Market Price" per share (the "Current Market Price") as of any date shall be deemed to be the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Common Stock as reported by the National Association of Securities Dealers, Inc., Automated Quotations System ("NASDAQ"), or other similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, the high per share bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Company's Board of Directors."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LEGEND INTERNATIONAL HOLDINGS INC.
                                     (Company)

                                     By:    /s/ Peter Lee
                                         ------------------------------------
                                                Peter Lee
                                                Secretary

Dated: June 27, 2006